Exhibit 10.13

RELIANT PHARMACEUTICALS, LLC

EQUITY INCENTIVE PLAN

RESTRICTED UNIT AGREEMENT

Unless otherwise specified herein, all capitalized terms shall have the same meanings as set forth in the Reliant Pharmaceuticals, LLC Equity Incentive Plan (the “Plan”).

I. NOTICE OF GRANT

Ernest Mario

You (“Participant”) are hereby granted Class One Common Units (the “Units”) in the Company, subject to the terms and conditions of the Plan and this Restricted Unit Agreement. The terms of your grant are set forth below:

Date of Grant:	April 28, 2003

Grant Price per Unit:	N/A

Units Granted:	57,750

All of the Units subject to this Restricted Unit Agreement (the “Restricted Units”) shall be 100% vested and non-forfeitable on the Date of Grant, subject only to the terms of this Agreement.

II. AGREEMENT

1. Grant of Restricted Units. The Company hereby grants to the Participant right to purchase the number of Restricted Units set forth in the Notice of Grant. Participant has ten (10) days from the Date of Grant set forth in the Notice of Grant to exercise his/her right to purchase the Restricted Units and deliver the Purchase Price. If Participant does not so exercise his/her right to purchase the Restricted Units, then this Agreement shall be null and void and Participant shall have no further rights in the Restricted Units. On the Date of Grant, Participant shall deliver to the Company his Investment Representation Statement in the form attached hereto as Exhibit A.

Notwithstanding anything to the contrary anywhere else in this Restricted Unit Agreement, this grant of Restricted Units is subject to the terms, definitions and provisions of the Plan and the LLC Agreement which are incorporated herein by reference.

2. [RESERVED]

3. Rights and Obligations as a Member. The Participant shall have all rights of a Common Holder with respect to the Restricted Units as provided in the LLC Agreement. By executing this Agreement, Participant, without further action on his or her part, agrees to be deemed a party to, a signatory of and bound by the LLC Agreement, and the Restricted Units shall be subject to such rights and restrictions as contained therein. Participant shall enjoy rights as a Common Holder and shall be subject to all of the limitations, restrictions and obligations contained in the LLC Agreement as a Common Holder, until such time as Holder disposes of the Units or the Company and/or its assignee(s) exercises the Right of First Refusal provided in this Agreement or otherwise in the LLC Agreement. Upon such exercise, Participant shall have no further rights as a holder of the Units so purchased except the right to receive payment for the Units so purchased in accordance with the provisions of this Agreement and the LLC Agreement. This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Participant, except as specifically provided herein.

4. Participant’s Rights to Transfer Units.

(a) Limitations on Transfer. Participant may transfer the Restricted Units (or any securities into which such Units may be converted), subject to the restrictions contained in this Section 4 and the LLC Agreement; provided however no Units may be transferred (i) to a direct competitor of the Company as determined by the Board or (ii) for consideration other than cash.

(b) Company’s Right of First Refusal. Before any Restricted Units (or any securities into which such Units may be converted) held by Participant or any permitted transferee (each, a “Holder”) may be sold, pledged, assigned, hypothecated, transferred or otherwise disposed of (including transfer by gift or operation of law, collectively a “Transfer” or “Transferred”), the Company or its assignee(s) shall have a right of first refusal to purchase the Restricted Units on the terms and conditions set forth in this Section (the “Right of First Refusal”).

(i) Notice of Proposed Transfer. The Holder of the Restricted Units shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise Transfer such Units; (ii) the name of each proposed transferee (“Proposed Transferee”); (iii) the Restricted Units to be Transferred to each Proposed Transferee; and (iv) the bona fide cash price for which the Holder proposes to Transfer the Units (the “Offered Price”), and the Holder shall offer the Units at the Offered Price to the Company or its assignee(s).

(ii) Exercise of Right of First Refusal. Within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the Units proposed to be Transferred to any one or more of the Proposed Transferees. The purchase price will be determined in accordance with subsection (iii) below.

(iii) Purchase Price. The purchase price (“Purchase Price”) for the Restricted Units repurchased under this Section shall be the Offered Price.

(iv) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(v) Holder’s Right to Transfer. If all of the Restricted Units proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then subject to any rights of first refusal and other restrictions on transfer contained in the LLC Agreement, the Holder may sell or otherwise Transfer such Units to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other Transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other Transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section and the Restricted Unit Agreement, as applicable, shall continue to apply to the Restricted Units in the hands of such Proposed Transferee. If the Units described in the Notice are not Transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal as provided herein before any Restricted Units held by the Holder may be sold or otherwise Transferred. The Company’s Right of First Refusal as contained herein shall be in addition to and arise prior to any rights of first refusal contained in the LLC Agreement.

(c) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the Transfer of any or all of the Restricted Units during the Participant’s lifetime or on the Participant’s death by will or intestacy to the Participant’s Immediate Family shall be exempt from the Right of First Refusal. Participant’s Immediate Family includes Participant’s and Participant’s Immediate Family’s trusts, foundations, partnerships and other family entities. In such case, the transferee or other recipient shall receive and hold the Restricted Units so Transferred subject to the provisions of this Section, Section 5 and the Restricted Unit Agreement, as applicable, and there shall be no further Transfer of such Restricted Units except in accordance with the terms of this Section.

(d) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to all Restricted Units (and any securities of the Company in which such Restricted Units may be converted) ninety (90) days after a sale of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (a “Public Offering”).

5. Company Call Right.

(a) If Participant ceases to be a Service Provider for any reason, the Company shall have the right to purchase any or all of the Restricted Units (or any securities into which such Units may be converted) then owned by the Holder of such Restricted Units at a price equal to the Fair Market Value of the Restricted Units on the date on which the Participant ceases to be a Service Provider (the “Call Right”).

(b) The Company may exercise the Company Call Right by delivering personally or by registered mail to Holder within ninety (90) days of the date on which Participant ceases to be a Service Provider, a notice in writing indicating the Company’s intention to exercise the Company Call Right and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company’s office.

(c) At its option, the Company may elect to make payment for the Restricted Units to a bank selected by the Company. The Company shall avail itself of this option by a notice in writing to Holder stating the name and address of the bank, date of closing, and waiving the closing at the Company’s office.

(d) If the Company does not elect to exercise the Company Call Right conferred above by giving the requisite notice within ninety (90) days following the date on which Participant ceases to be a Service Provider, the Company Call Right shall terminate.

(e) The Company Call Right shall terminate as to all Units (or any securities into which such Units may be converted) ninety (90) days after a Public Offering.

6. Lock-Up Period. Participant hereby agrees that if so requested by the Company (any successor thereto) or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the “Securities Act”), Participant shall not sell or otherwise transfer any Units (or any securities of the Company in which such Units may be converted) or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

7. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Restricted Units that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or the LLC Agreement or (ii) to treat as owner of such Restricted Units or to accord the right to vote or pay dividends to any Participant or other transferee to whom such Restricted Units shall have been so transferred.

8. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

9. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or by the Company forthwith to the Company’s Board of Managers or committee thereof that is responsible for the administration of the Plan (the “Administrator”), which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on the Company and on Participant.

10. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party. Participant further agrees to notify the Company upon any change in the residence address indicated below.

11. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

12. Entire Agreement. The Plan and LLC Agreement are incorporated herein by reference. This Agreement, the Plan, the Investment Representation Statement and the LLC Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

13. Spousal Consent. As a further condition to the Company’s and Participant’s obligations under this Agreement, the spouse of the Participant, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit B.

14. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

15. No Right to Employment. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S EQUITY INCENTIVE PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON PARTICIPANT ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PARTICIPANT’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE OR NOTICE.

16. Representations of Participant. Participant acknowledges that he or she has received, read and understood the Plan, the LLC Agreement, this Restricted Unit Agreement and is familiar with their terms and provisions. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under this Agreement.

IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

RELIANT PHARMACEUTICALS, LLC

By:	/s/ Fred Craves
Title:	SVP

PARTICIPANT

/s/ Ernest Mario
Ernest Mario

EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT:	ERNEST MARIO

COMPANY :	RELIANT PHARMACEUTICALS, LLC

SECURITY :	CLASS ONE COMMON UNITS

AMOUNT :	57,750

DATE :	April 28, 2003

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant has received and read the financial information provided by the Company and has had an opportunity to discuss the Company’s business, management and financial affairs with the managers, officers and other management personnel of the Company. Participant has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the risks, terms and conditions of this investment.

(b) Participant (i) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in these Securities, (ii) is able to bear the complete loss of his investment in these Securities, and (iii) is an “accredited investor” as that term is defined in Rule 501(a)(3) under the Securities Act of 1933, as amended (the “Securities Act”).

(c) Participant is acquiring these Securities for investment purposes for Participant’s own account only and not with a view to distributing or resale of all or any part thereof in any transaction which would constitute a “distribution” within the meaning of the Securities Act. Participant acknowledges that none of the Securities have been registered under the Securities Act and, except as may be specifically agreed to by the Company, the Company is under no obligation to file a registration statement with the Securities and Exchange Commission with respect to all or any part of such Securities.

Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the

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minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the number of shares being sold during any three-month period not exceeding specified limitations.

(d) Participant is an “Accredited Investor” as defined in Rule 501 issued under the Securities Act by the fact that Participant either (1) is an executive officer of the Company, (2) has an individual net worth or joint net worth with his or her spouse in excess of $1,000,000, or (3) has individual income in excess of $200,000, or joint income with his or her spouse in excess of $300,000 in each of the two most recent years and has a reasonable expectation of reaching the same income level in the current year.

Signature of Participant:

/s/ Ernest Mario
Ernest Mario

Date: April 28, 2003

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EXHIBIT B

CONSENT OF SPOUSE

I, Mildred M. Mario, spouse of Ernest Mario have read and approve the foregoing Restricted Unit Agreement. In consideration of granting of the right to my spouse to purchase Class One Common Units of Reliant Pharmaceuticals, LLC as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: May 3, 2003

/s/ Mildred Mario
Printed name: Mildred Mario